October 24, 2011	Exhibit 99.1

Park National Corporation reports
third quarter 2011 financial results

NEWARK, Ohio – Park National Corporation (Park) (NYSE Amex: PRK) today reported financial results for the three and nine months ended September 30, 2011 (third quarter and first nine months, respectively). Net income for the third quarter of 2011 was $18.3 million, compared to $19.6 million in net income for the same period in 2010. Net income per diluted common share was $1.09, an 8.4 percent decline from Park’s net income per diluted common share of $1.19 for the third quarter of 2010.

Net income for the first nine months of 2011 was $60.0 million, compared to $61.5 million in net income for the same period in 2010. Net income per diluted common share was $3.61 for the first nine months of 2011, a 4.7 percent decline from the net income per diluted common share of $3.79 reported in the first nine months of 2010.

Park’s net income for the nine months ended September 30, 2011 and 2010 included pre-tax gains of $25.5 million and $11.8 million, respectively, from the sale of investment securities. Excluding these gains, net income for the first nine months of 2011 was $43.5 million or $2.54 per diluted common share, compared to net income of $53.8 million or $3.28 per diluted common share in 2010.

Ohio-Based Operations

Park's Ohio-based operations reported net income of $86.3 million for the first nine months of 2011, compared to net income of $81.1 million for the same period in 2010. Net income for Park’s Ohio-based operations for the nine months ended September 30, 2011 and 2010 included pre-tax gains of $23.6 million and $11.8 million, respectively, from the sale of investment securities. Excluding these gains, net income for Park’s Ohio-based operations for the first nine months of 2011 was $70.9 million, compared to net income of $73.4 million in 2010. Park’s Ohio-based operations had total assets of $6.4 billion at September 30, 2011, compared to $6.3 billion at September 30, 2010.

“We are very proud of the results from our Ohio operations,” said Park Chairman C. Daniel DeLawder. “Near-record performance this year is a result of our associates’ highly focused effort and steadfast dedication to delivering levels of personal service unmatched by our competition.”

Credit Quality

Total nonperforming loans (including loans past due 90 days and still accruing) were $232.0 million at September 30, 2011, a decline of $60.9 million, or 20.8 percent, from the $292.9 million in nonperforming loans at December 31, 2010. This decline is primarily due to the considerable decline in new nonaccrual loans during 2011 at Park subsidiary Vision Bank. New nonaccrual loans through the first nine months of 2011 were $65.0 million, compared to new nonaccruals of $175.2 million for the year ended December 31, 2010.

“Our concentration on reducing nonaccrual loans within Vision Bank continues unabated,” DeLawder said. “We are pleased with the significant progress made so far in 2011.”

Park's loan loss provision for the nine months ended September 30, 2011 was $55.9 million, compared to $44.5 million for the same period in 2010. Of the $55.9 million loan loss provision recorded in the first nine months of 2011, $35.4 million was recorded at Vision Bank, with the remaining $20.5 million recorded within Park's Ohio-based operations.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Headquartered in Newark, Ohio, Park National Corporation has $7.1 billion in total assets (as of September 30, 2011). Park consists of 13 community bank divisions and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park's other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company).

Media contacts: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com or John Kozak, 740.349.3792

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park’s ability to sell OREO properties at prices as favorable as anticipated; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in “Item 1A. Risk Factors” of Part II of Park’s Quarterly Report on Form 10-Q for the period ended June 30, 2011. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended September 30, 2011, June 30, 2011, and September 30, 2010

	2011	2011	2010	Percent change vs.
(in thousands, except share and per share data)	3rd QTR	2nd QTR	3rd QTR	2Q '11	3Q '10
INCOME STATEMENT:
Net interest income	$67,620	$70,022	$69,445	-3.4%	-2.6%
Provision for loan losses	18,525	23,900	14,654	-22.5%	26.4%
Other income	16,927	13,236	17,530	27.9%	-3.4%
Gain on sale of securities	3,465	15,362	-	-77.4%	N.M.
Total other expense	45,599	47,007	45,696	-3.0%	-0.2%
Income before income taxes	$23,888	$27,713	$26,625	-13.8%	-10.3%
Income taxes	5,579	7,396	7,048	-24.6%	-20.8%

Net income	$18,309	$20,317	$19,577	-9.9%	-6.5%

Preferred stock dividends and accretion	1,464	1,464	1,452	0.0%	0.8%

Net income available to common shareholders	$16,845	$18,853	$18,125	-10.7%	-7.1%

MARKET DATA:
Earnings per common share - basic (b)	$1.09	$1.22	$1.19	-10.7%	-8.4%
Earnings per common share - diluted (b)	1.09	1.22	1.19	-10.7%	-8.4%
Cash dividends per common share	0.94	0.94	0.94	0.0%	0.0%
Common book value per common share at period end (h)	42.97	42.21	43.10	1.8%	-0.3%
Stock price per common share at period end	52.88	65.86	64.04	-19.7%	-17.4%
Market capitalization at period end	814,294	1,014,172	979,956	-19.7%	-16.9%

Weighted average common shares - basic (a)	15,398,909	15,398,919	15,272,720	0.0%	0.8%
Weighted average common shares - diluted (a)	15,398,909	15,399,593	15,272,720	0.0%	0.8%
Common shares outstanding at period end	15,398,904	15,398,913	15,302,244	0.0%	0.6%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	0.93%	1.04%	1.02%	-10.6%	-8.8%
Annualized return on average common equity (a)(b)	10.15%	11.51%	10.90%	-11.8%	-6.9%
Yield on loans	5.59%	5.61%	5.76%	-0.4%	-3.0%
Yield on investments	3.40%	3.83%	4.26%	-11.2%	-20.2%
Yield on earning assets	4.95%	5.08%	5.34%	-2.6%	-7.3%
Cost of interest bearing deposits	0.63%	0.67%	0.91%	-6.0%	-30.8%
Cost of borrowings	2.69%	2.65%	2.91%	1.5%	-7.6%
Cost of paying liabilities	1.07%	1.09%	1.29%	-1.8%	-17.1%
Net interest margin (annualized) (g)	4.09%	4.19%	4.28%	-2.4%	-4.4%
Efficiency ratio (g)	53.63%	56.13%	52.21%	-4.5%	2.7%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	0.94%	1.05%	1.03%	-10.5%	-8.7%
Annualized return on average tangible common equity (a)(b)(c)	11.49%	13.04%	12.39%	-11.9%	-7.3%
Tangible common book value per common share (d)	$38.01	$37.21	$37.93	2.1%	0.2%

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended September 30, 2011, June 30, 2011, and September 30, 2010

				Percent change vs.
	September 30, 2011	June 30, 2011	September 30, 2010	2Q '11	3Q '10
BALANCE SHEET:
Investment securities	$1,708,631	$1,960,866	$1,896,969	-12.9%	-9.9%
Loans	4,680,575	4,710,513	4,656,902	-0.6%	0.5%
Allowance for loan losses	100,248	110,187	117,405	-9.0%	-14.6%
Goodwill and other intangibles	76,370	77,039	79,199	-0.9%	-3.6%
Other real estate owned	46,911	47,997	52,837	-2.3%	-11.2%
Total assets	7,099,688	7,328,686	7,090,456	-3.1%	0.1%
Total deposits	5,089,187	5,257,517	5,100,030	-3.2%	-0.2%
Borrowings	1,142,043	1,130,564	1,003,624	1.0%	13.8%
Stockholders' equity	759,643	747,760	756,627	1.6%	0.4%
Common equity (h)	661,711	650,042	659,539	1.8%	0.3%
Tangible common equity (d)	585,341	573,003	580,340	2.2%	0.9%
Nonperforming loans	229,814	238,723	237,194	-3.7%	-3.1%
Nonperforming assets	276,725	286,720	290,031	-3.5%	-4.6%
Past due 90 day loans and still accruing	2,162	3,142	10,700	-31.2%	-79.8%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	65.93%	64.28%	65.68%	2.6%	0.4%
Nonperforming loans as a % of period end loans	4.91%	5.07%	5.09%	-3.2%	-3.5%
Past due 90 day loans as a % of period end loans	0.05%	0.07%	0.23%	-28.6%	-78.3%
Nonperforming assets / Period end loans + OREO	5.85%	6.03%	6.16%	-3.0%	-5.0%
Allowance for loan losses as a % of period end loans	2.14%	2.34%	2.52%	-8.5%	-15.1%
Net loan charge-offs	$28,464	$40,572	$17,925	-29.8%	58.8%
Annualized net loan charge-offs as a % of average loans (a)	2.41%	3.43%	1.53%	-29.7%	57.5%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	10.70%	10.20%	10.67%	4.9%	0.3%
Common equity / Period end assets	9.32%	8.87%	9.30%	5.1%	0.2%
Tangible common equity (d) / Tangible assets (f)	8.33%	7.90%	8.28%	5.4%	0.6%
Average equity / Average assets (a)	10.51%	10.34%	10.73%	1.6%	-2.1%
Average equity / Average loans (a)	16.12%	15.91%	16.27%	1.3%	-0.9%
Average loans / Average deposits (a)	90.32%	89.67%	89.64%	0.7%	0.8%

PARK NATIONAL CORPORATION
Financial Highlights
Nine months ended September 30, 2011 and 2010

	September 30,	September 30,
(in thousands, except share and per share data)	2011	2010	Percent change
INCOME STATEMENT:
Net interest income	$206,955	$205,546	0.7%
Provision for loan losses	55,925	44,454	25.8%
Other income	43,334	50,887	-14.8%
Gain on sale of securities	25,462	11,819	115.4%
Total other expense	138,952	140,587	-1.2%
Income before income taxes	$80,874	$83,211	-2.8%
Income taxes	20,870	21,689	-3.8%

Net income	$60,004	$61,522	-2.5%

Preferred stock dividends and accretion	4,392	4,355	0.8%

Net income available to common shareholders	$55,612	$57,167	-2.7%

MARKET DATA:
Earnings per common share - basic (b)	$3.61	$3.79	-4.7%
Earnings per common share - diluted (b)	3.61	3.79	-4.7%
Cash dividends per common share	2.82	2.82	0.0%

Weighted average common shares - basic (a)	15,398,919	15,090,113	2.0%
Weighted average common shares - diluted (a)	15,400,641	15,090,113	2.1%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	1.02%	1.08%	-5.6%
Annualized return on average common equity (a)(b)	11.34%	11.85%	-4.3%
Yield on loans	5.61%	5.82%	-3.6%
Yield on investments	3.73%	4.38%	-14.8%
Yield on earning assets	5.06%	5.41%	-6.5%
Cost of interest bearing deposits	0.68%	1.03%	-34.0%
Cost of borrowings	2.61%	2.92%	-10.6%
Cost of paying liabilities	1.10%	1.39%	-20.9%
Net interest margin (annualized) (g)	4.16%	4.26%	-2.3%
Efficiency ratio (g)	55.19%	54.50%	1.3%

ASSET QUALITY RATIOS:
Net loan charge-offs	$77,074	$43,766	76.1%
Annualized net loan charge-offs as a % of average loans (a)	2.18%	1.27%	71.7%

CAPITAL & LIQUIDITY:
Average equity / Average assets (a)	10.38%	10.52%	-1.3%
Average equity / Average loans (a)	15.93%	16.04%	-0.7%
Average loans / Average deposits (a)	90.39%	88.89%	1.7%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.04%	1.10%	-5.5%
Annualized return on average tangible common equity (a)(b)(c)	12.86%	13.54%	-5.0%

PARK NATIONAL CORPORATION
Financial Highlights (continued)

N.M. - Not Meaningful

(a) Averages are for the quarters ended September 30, 2011, June 30, 2011, and September 30, 2010, and the nine-month periods ended September 30, 2011 and September 30, 2010.

(b) Reported measure uses net income available to common shareholders.

(c) Annualized return on average tangible common equity equals net income available to common shareholders for each period divided by average tangible common equity during the period.  Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:

	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
AVERAGE STOCKHOLDERS' EQUITY	$756,249	$754,788	$756,939	$753,009	$741,837
Less: Average preferred stock	97,808	97,595	96,972	97,596	96,771
Average goodwill and other intangibles	76,734	77,404	79,651	77,397	80,492
AVERAGE TANGIBLE COMMON EQUITY	$581,707	$579,789	$580,316	$578,016	$564,574

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:

	September 30, 2011	June 30, 2011	September 30, 2010
STOCKHOLDERS' EQUITY	$759,643	$747,760	$756,627
Less: Preferred stock	97,932	97,718	97,088
Goodwill and other intangibles	76,370	77,039	79,199
TANGIBLE COMMON EQUITY	$585,341	$573,003	$580,340

(e) Annualized return on average tangible assets equals net income available to common shareholders for each period divided by average tangible assets during the period.  Average tangible assets equals average assets less average goodwill and other intangibles.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:

	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
AVERAGE ASSETS	$7,197,482	$7,300,149	$7,052,789	$7,257,104	$7,052,488
Less: Average goodwill and other intangibles	76,734	77,404	79,651	77,397	80,492
AVERAGE TANGIBLE ASSETS	$7,120,748	$7,222,745	$6,973,138	$7,179,707	$6,971,996

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:

	September 30, 2011	June 30, 2011	September 30, 2010
TOTAL ASSETS	$7,099,688	$7,328,686	$7,090,456
Less: Goodwill and other intangibles	76,370	77,039	79,199
TANGIBLE ASSETS	$7,023,318	$7,251,647	$7,011,257

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME

	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Interest income	$82,065	$84,922	$86,682	$251,649	$261,126
Fully taxable equivalent adjustment	474	490	553	1,482	1,507
Fully taxable equivalent interest income	$82,539	$85,412	$87,235	$253,131	$262,633
Interest expense	14,445	14,900	17,237	44,694	55,580
Fully taxable equivalent net interest income	$68,094	$70,512	$69,998	$208,437	$207,053

(h) Common book value at period end equals common equity divided by common shares outstanding at period end. Common equity equals stockholders' equity less preferred stock, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO COMMON EQUITY

	September 30, 2011	June 30, 2011	September 30, 2010
STOCKHOLDERS' EQUITY	$759,643	$747,760	$756,627
Less: Preferred stock	97,932	97,718	97,088
COMMON EQUITY	$661,711	$650,042	$659,539

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except share and per share data)	2011	2010	2011	2010

Interest income:
Interest and fees on loans	$65,645	$67,123	$196,961	$200,287
Interest on:
Obligations of U.S. Government, its agencies and other securities	16,289	19,333	54,302	60,071
Obligations of states and political subdivisions	69	192	310	613
Other interest income	62	34	76	155
Total interest income	82,065	86,682	251,649	261,126

Interest expense:
Interest on deposits:
Demand and savings deposits	976	1,263	2,918	4,620
Time deposits	5,661	8,532	18,595	28,700
Interest on borrowings	7,808	7,442	23,181	22,260
Total interest expense	14,445	17,237	44,694	55,580

Net interest income	67,620	69,445	206,955	205,546

Provision for loan losses	18,525	14,654	55,925	44,454

Net interest income after provision for loan losses	49,095	54,791	151,030	161,092

Other income	16,927	17,530	43,334	50,887

Gain on sale of securities	3,465	-	25,462	11,819

Other expense:
Salaries and employee benefits	25,799	24,500	76,116	73,684
Occupancy expense	2,665	2,840	8,429	8,750
Furniture and equipment expense	2,688	2,624	8,130	7,820
Other expense	14,447	15,732	46,277	50,333
Total other expense	45,599	45,696	138,952	140,587

Income before income taxes	23,888	26,625	80,874	83,211

Income taxes	5,579	7,048	20,870	21,689

Net income	$18,309	$19,577	$60,004	$61,522

Preferred stock dividends and accretion	1,464	1,452	4,392	4,355

Net income available to common shareholders	$16,845	$18,125	$55,612	$57,167

Per Common Share:
Net income - basic	$1.09	$1.19	$3.61	$3.79
Net income - diluted	$1.09	$1.19	$3.61	$3.79

Weighted average shares - basic	15,398,909	15,272,720	15,398,919	15,090,113
Weighted average shares - diluted	15,398,909	15,272,720	15,400,641	15,090,113

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2011	December 31, 2010	September 30, 2010

Assets

Cash and due from banks	$132,988	$109,058	$115,795
Money market instruments	139,109	24,722	17,791
Investment securities	1,708,631	2,039,791	1,896,969
Loans	4,680,575	4,732,685	4,656,902
Allowance for loan losses	100,248	121,397	117,405
Loans, net	4,580,327	4,611,288	4,539,497
Bank premises and equipment, net	68,633	69,567	70,401
Goodwill and other intangibles	76,370	78,377	79,199
Other real estate owned	46,911	44,325	52,837
Other assets	346,719	321,249	317,967

Total assets	$7,099,688	$7,298,377	$7,090,456

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,000,969	$937,719	$909,619
Interest bearing	4,088,218	4,157,701	4,190,411
Total deposits	5,089,187	5,095,420	5,100,030
Borrowings	1,142,043	1,375,652	1,003,624
Other liabilities	108,815	81,481	230,175
Total liabilities	$6,340,045	$6,552,553	$6,333,829

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2011 and 2010; 100,000 shares issued in 2011 and 2010)	$97,932	$97,290	$97,088
Common stock (No par value; 20,000,000 shares authorized in 2011 and 2010; 16,151,033 shares issued at September 30, 2011, 16,151,062 at December 31, 2010, and 16,151,076 at September 30, 2010)	301,203	301,204	301,206
Common stock warrants	4,406	4,473	4,509
Accumulated other comprehensive (loss) income, net of taxes	(876)	(1,868)	12,354
Retained earnings	434,711	422,458	428,876
Treasury stock (752,129 shares at September 30, 2011, 752,128 shares at December 31, 2010, and 848,832 at September 30, 2010)	(77,733)	(77,733)	(87,406)
Total stockholders' equity	$759,643	$745,824	$756,627

Total liabilities and stockholders' equity	$7,099,688	$7,298,377	$7,090,456

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended			Nine Months Ended
	September 30,	December 31,	September 30,	September 30,	September 30,
(in thousands)	2011	2010	2010	2011	2010

Assets

Cash and due from banks	$129,604	$119,982	$122,405	$124,114	$115,944
Money market instruments	100,635	84,379	67,923	49,877	95,917
Investment securities	1,834,610	1,707,321	1,811,797	1,935,579	1,821,587
Loans	4,692,013	4,695,257	4,651,739	4,726,074	4,624,692
Allowance for loan losses	109,912	118,101	122,717	120,650	120,158
Loans, net	4,582,101	4,577,156	4,529,022	4,605,424	4,504,534
Bank premises and equipment, net	69,534	70,299	70,206	69,659	69,684
Goodwill and other intangibles	76,734	78,823	79,651	77,397	80,492
Other real estate owned	46,158	53,424	47,971	46,914	45,379
Other assets	358,106	322,468	323,814	348,140	318,951

Total assets	$7,197,482	$7,013,852	$7,052,789	$7,257,104	$7,052,488

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,003,706	$959,685	$906,376	$982,772	$889,933
Interest bearing	4,191,313	4,161,547	4,283,050	4,245,949	4,312,565
Total deposits	5,195,019	5,121,232	5,189,426	5,228,721	5,202,498
Borrowings	1,152,489	1,041,920	1,014,433	1,187,509	1,021,029
Other liabilities	93,725	90,144	91,991	87,865	87,124
Total liabilities	$6,441,233	$6,253,296	$6,295,850	$6,504,095	$6,310,651

Stockholders' Equity:
Preferred stock	$97,808	$97,174	$96,972	$97,596	$96,771
Common stock	301,203	301,317	301,206	301,202	301,219
Common stock warrants	4,406	4,405	4,590	4,446	4,962
Accumulated other comprehensive (loss) income, net of taxes	(6,202)	11,169	15,462	(4,563)	16,930
Retained earnings	436,767	430,578	428,878	432,061	428,500
Treasury stock	(77,733)	(84,087)	(90,169)	(77,733)	(106,545)
Total stockholders' equity	$756,249	$760,556	$756,939	$753,009	$741,837

Total liabilities and stockholders' equity	$7,197,482	$7,013,852	$7,052,789	$7,257,104	$7,052,488

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2011	2011	2011	2010	2010
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$65,645	$65,862	$65,454	$67,405	$67,123
Interest on:
Obligations of U.S. Government, its agencies and other securities	16,289	18,960	19,053	16,768	19,333
Obligations of states and political subdivisions	69	92	149	173	192
Other interest income	62	8	6	45	34
Total interest income	82,065	84,922	84,662	84,391	86,682

Interest expense:
Interest on deposits:
Demand and savings deposits	976	951	991	1,133	1,263
Time deposits	5,661	6,200	6,734	7,512	8,532
Interest on borrowings	7,808	7,749	7,624	7,248	7,442
Total interest expense	14,445	14,900	15,349	15,893	17,237

Net interest income	67,620	70,022	69,313	68,498	69,445

Provision for loan losses	18,525	23,900	13,500	20,448	14,654

Net interest income after provision for loan losses	49,095	46,122	55,813	48,050	54,791

Other income	16,927	13,236	13,171	14,745	17,530

Gain on sale of securities	3,465	15,362	6,635	45	-

Other expense:
Salaries and employee benefits	25,799	25,253	25,064	24,631	24,500
Occupancy expense	2,665	2,764	3,000	2,760	2,840
Furniture and equipment expense	2,688	2,785	2,657	2,615	2,624
Other expense	14,447	16,205	15,625	16,514	15,732
Total other expense	45,599	47,007	46,346	46,520	45,696

Income before income taxes	23,888	27,713	29,273	16,320	26,625

Income taxes	5,579	7,396	7,895	3,625	7,048

Net income	$18,309	$20,317	$21,378	$12,695	$19,577

Preferred stock dividends and accretion	1,464	1,464	1,464	1,452	1,452

Net income available to common shareholders	$16,845	$18,853	$19,914	$11,243	$18,125

Per Common Share:
Net income - basic	$1.09	$1.22	$1.29	$0.73	$1.19
Net income - diluted	$1.09	$1.22	$1.29	$0.73	$1.19

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2011	2011	2011	2010	2010
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$3,615	$3,929	$3,722	$3,609	$3,314
Service charges on deposits	4,894	4,525	4,245	4,853	5,026
Other service income	3,087	2,734	2,301	3,449	3,909
Checkcard fee income	3,154	3,251	2,976	3,068	2,900
Bank owned life insurance income	1,229	1,228	1,229	1,195	1,313
ATM fees	726	682	654	655	699
OREO devaluations	(1,688)	(5,257)	(4,394)	(5,971)	(1,555)
Other	1,910	2,144	2,438	3,887	1,924
Total other income	$16,927	$13,236	$13,171	$14,745	$17,530

Other expense:
Salaries and employee benefits	$25,799	$25,253	$25,064	$24,631	$24,500
Net occupancy expense	2,665	2,764	3,000	2,760	2,840
Furniture and equipment expense	2,688	2,785	2,657	2,615	2,624
Data processing fees	1,184	1,135	1,253	1,339	1,403
Professional fees and services	5,005	5,320	4,874	5,341	4,477
Amortization of intangibles	669	669	669	822	822
Marketing	764	728	623	968	840
Insurance	681	2,345	2,269	2,136	2,316
Communication	1,475	1,485	1,556	1,536	1,696
State taxes	469	488	457	622	865
Other	4,200	4,035	3,924	3,750	3,313
Total other expense	$45,599	$47,007	$46,346	$46,520	$45,696

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended			Year ended December 31,
(in thousands, except ratios)	September 30, 2011	June 30, 2011	March 31, 2011	2010	2009	2008

Allowance for loan losses:
Allowance for loan losses, beginning of period	$110,187	$126,859	$121,397	$116,717	$100,088	$87,102
Charge-offs	31,021	42,005	10,399	66,314	59,022	62,916
Recoveries	2,557	1,433	2,361	6,092	6,830	5,415
Net charge-offs	28,464	40,572	8,038	60,222	52,192	57,501
Provision for loan losses	18,525	23,900	13,500	64,902	68,821	70,487
Allowance for loan losses, end of period	$100,248	$110,187	$126,859	$121,397	$116,717	$100,088

General reserve trends:
Allowance for loan losses, end of period	$100,248	$110,187	$126,859	$121,397	$116,717	$100,088
Specific reserves	33,275	32,810	47,287	43,459	36,721	8,875
General reserves	$66,973	$77,377	$79,572	$77,938	$79,996	$91,213

Total loans	$4,680,575	$4,710,513	$4,750,975	$4,732,685	$4,640,432	$4,491,337
Impaired commercial loans	192,363	200,400	238,959	250,933	201,143	141,343
Non-impaired loans	$4,488,212	$4,510,113	$4,512,016	$4,481,752	$4,439,289	$4,349,994

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized for quarterly periods)	2.41%	3.43%	0.69%	1.30%	1.14%	1.32%
Allowance for loan losses as a % of period end loans	2.14%	2.34%	2.67%	2.57%	2.52%	2.23%
General reserves as a % of non-impaired loans	1.49%	1.72%	1.76%	1.74%	1.80%	2.10%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$214,366	$238,690	$278,819	$289,268	$233,544	$159,512
Accruing renegotiated loans	15,448	33	260	-	142	2,845
Loans past due 90 days or more	2,162	3,142	2,228	3,590	14,773	5,421
Total nonperforming loans	$231,976	$241,865	$281,307	$292,858	$248,459	$167,778
Other real estate owned - Park National Bank	11,815	10,309	9,788	8,385	6,037	6,149
Other real estate owned - Parent Company	34,327	32,638	13,004	-	-	-
Other real estate owned - Vision Bank	769	5,050	24,341	35,940	35,203	19,699
Total nonperforming assets	$278,887	$289,862	$328,440	$337,183	$289,699	$193,626
Percentage of nonperforming loans to period end loans	4.96%	5.13%	5.92%	6.19%	5.35%	3.74%
Percentage of nonperforming assets to period end loans	5.96%	6.15%	6.91%	7.12%	6.24%	4.31%
Percentage of nonperforming assets to period end assets	3.93%	3.96%	4.48%	4.62%	4.11%	2.74%

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended			Year ended December 31,
(in thousands, except ratios)	September 30, 2011	June 30, 2011	March 31, 2011	2010	2009	2008
Nonperforming Assets - Ohio-based operations:
Nonaccrual loans	$108,366	$121,128	$115,476	$117,815	$85,197	$68,306
Accruing renegotiated loans	13,705	33	260	-	142	-
Loans past due 90 days or more	2,162	2,162	2,228	3,226	3,496	4,777
Total nonperforming loans	$124,233	$123,323	$117,964	$121,041	$88,835	$73,083
Other real estate owned - Park National Bank	11,815	10,309	9,788	8,385	6,037	6,149
Other real estate owned - Parent Company	34,327	32,638	13,004	-	-	-
Total nonperforming assets	$170,375	$166,270	$140,756	$129,426	$94,872	$79,232
Percentage of nonperforming loans to period end loans	3.01%	2.97%	2.86%	2.96%	2.24%	1.92%
Percentage of nonperforming assets to period end loans	4.12%	4.01%	3.41%	3.16%	2.39%	2.08%
Percentage of nonperforming assets to period end assets	2.67%	2.53%	2.15%	1.99%	1.54%	1.29%

Nonperforming Assets - Vision Bank:
Nonaccrual loans	$106,000	$117,562	$163,343	$171,453	$148,347	$91,206
Accruing renegotiated loans	1,743	-	-	-	-	2,845
Loans past due 90 days or more	-	980	-	364	11,277	644
Total nonperforming loans	$107,743	$118,542	$163,343	$171,817	$159,624	$94,695
Other real estate owned	769	5,050	24,341	35,940	35,203	19,699
Total nonperforming assets	$108,512	$123,592	$187,684	$207,757	$194,827	$114,394
Percentage of nonperforming loans to period end loans	19.61%	20.97%	26.06%	26.82%	23.58%	13.71%
Percentage of nonperforming assets to period end loans	19.75%	21.87%	29.95%	32.43%	28.78%	16.57%
Percentage of nonperforming assets to period end assets	15.09%	16.46%	23.40%	25.71%	21.70%	12.47%

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$238,690	$278,819	$289,268	$233,544	$159,512	$101,128
New nonaccrual loans - Ohio-based operations	19,354	22,439	8,674	85,081	57,641	58,161
New nonaccrual loans - Vision Bank	5,543	2,980	5,994	90,094	126,540	83,588
Resolved nonaccrual loans	49,221	65,548	25,117	119,451	110,149	83,365
Nonaccrual loans, end of period	$214,366	$238,690	$278,819	$289,268	$233,544	$159,512

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$288,284	$289,090	$294,355	$304,534	$245,092	$171,310
Prior charge-offs	95,921	88,690	55,396	53,601	43,949	29,967
Remaining principal balance	192,363	200,400	238,959	250,933	201,143	141,343
Specific reserves	32,746	32,810	47,287	43,459	36,721	8,875
Book value, after specific reserve	$159,617	$167,590	$191,672	$207,474	$164,422	$132,468

Vision Bank Commercial Land & Development (CL&D) Loan Portfolio Information:
CL&D loans	$102,271	$111,054	$161,140	$170,989	$218,263	$251,443
Performing CL&D loans	60,240	64,207	79,080	84,498	132,380	191,712
Impaired CL&D loans	42,031	46,847	82,060	86,491	85,883	59,731
Specific reserve on impaired CL&D loans	12,135	11,763	25,543	23,585	21,802	3,134
Cumulative charge-offs on impaired CL&D loans	$51,615	49,692	30,538	28,652	24,931	18,839
Specific reserves plus cumulative charge-offs	$63,750	$61,455	$56,081	$52,237	$46,733	$21,973

Specific reserves plus cumulative charge-offs as a % of impaired CL&D loans plus cumulative charge-offs	68.1%	63.7%	49.8%	45.4%	42.2%	28.0%